Exhibit 99.1
Annual Meeting 2025 June 19, 2025

Formal Part of the Meeting Carmen Diges, General Counsel Company Presentation Annual Meeting 2025 Rob McEwen, Chairman & Chief Owner Finance Review Jeff Chan, VP Finance Operations Overview Bill Shaver, Chief Operating Officer Operations Gold Bar Adrian Blanco S., Director of America and Mexico Operations Exploration Gold Bar Bob Kastelic, Exploration Manager Operations Fox Complex Rory Greyvensteyn, Director of Operations, Canada Exploration Fox Complex Sean Farrell, Exploration Manager Grey Fox Kevin Bromfield, Project Director, Grey Fox Technical Services Channa Kumarage, Technical Services Director San José Stefan Spears, VP Corporate Development Finance Review Perry Ing, Chief Financial Officer McEwen Copper Michael Meding, VP & GM - McEwen Copper Closing Remarks Rob McEwen, Chairman & Chief Owner Q&A MUX Management 2 MUX Annual Meeting 2025 Agenda

Formal Part of the Meeting Carmen Diges General Counsel

Annual Meeting 2025 Rob McEwen Chairman & Chief Owner

McEwen Mining’s Board of Directors Rob McEwen CHIEF OWNER AND CHAIRMAN William Shaver CHIEF OPERATING OFFICER AND BOARD DIRECTOR Richard W. Brissenden Ian Ball Alfred Colas Michelle Makori Nicolas Darveau-Garneau Dalia Asterbadi John Florek Steve Kaszas Michael Melanson

6 Board of Directors Skill Set Ian Bill Richard Alfred Michael Steve Michelle John Operations Market IT, Ai Exploration Financial & Corp / Legal Dalia Nicolas Rob

McEwen Mining Operations: Gold, Silver Production & Copper Development Project Fox Mine Complex Timmins, Canada (100%) San José Mine Argentina (49%) Los Azules Argentina El Gallo – Fenix Project Mexico (100%) Gold Bar Mine Nevada (100%) Elder Creek Nevada Rory Greyvensteyn Sean Farrell Kevin Bromfield Bill Shaver Channa Kumarage Stefan Spears Carmen Diges Adrian Blanco S. Bob Kastelic Adrian Blanco S. Stefan Spears Michael Meding $ Perry Ing Jeff Chan 7

This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward-looking Statements"). The Forward-looking Statements are intended to be subject to the safe harbor provided by Section 27a of the Securities Act of 1933, Section 21e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995. The Forward-looking Statements express, as at the date of this presentation, McEwen Mining Inc. (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies. There can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward-looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. Readersshould not place undue reliance on Forward-looking Statements, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update Forward-looking Statements as a result of new information or events after the date hereof, except as required by law. See McEwen Mining's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward-looking Statements. All Forward-looking Statements made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation isinU.S. dollars. The technical contents of this presentation, including reserves, have been reviewed and approved by William Shaver, COO; the exploration technical contents of this presentation including resources content have been reviewed and approved by Luke Willis, P. Geo., Director of Resource Modelling; all are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". We are subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and applicable Canadian securities laws, and as a result, we have reported our mineral reserves and mineral resources according to two different standards. U.S. reporting requirements are governed by Item 1300 of Regulation S-K (“S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), as adopted from the definitions provided by the Canadian Institute of Mining, Metallurgy and Petroleum. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions. All disclosure of mineral resources and mineral reserves in thisreport are reported in accordance with S-K 1300. Investors should be aware that the estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves defined under S-K 1300. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. It is expected that, with further exploration, the majority of inferred resources will eventually be upgraded to a higher resource category. Investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically. Cautionary Statement 8

MUX: Cautionary Note Regarding NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP,theymay not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs relatedto current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”) Adjusted EBITDA is a non-GAAP financial measure and does not have any standardized meaning. We use adjusted EBITDA to evaluate our operating performance and ability to generate cash flow from our wholly owned operations in production; we believe this measure provides valuable assistance to investors and analysts in evaluating our ability to finance our precious metal operations and capital activities separately from our copper exploration operations. The most directly comparable measure prepared in accordance with GAAP is net loss before income and mining taxes. Adjusted EBITDA is calculated by adding back McEwen Copper's income or loss impacts on our consolidated income or loss before income and mining taxes. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. 9

0 5 10 15 20 25 30 35 40 45 # of Gold Ounces To Buy The Dow 129 Years of History: Number of Ounces of Gold to buy DJIA 1896 1920 1940 1960 1980 2000 2020 1 oz Jan 18, 1980 Note: Data presented for illustrative purposes only. Historical returns do not guarantee positive future returns. Source: Bloomberg. measuringworth.com. OnlyGold.com. As of June 18, 2025. 2 oz Jul 8, 1932 1 oz Aug 7, 1896 44 oz Jul 16, 1999 28 oz Nov 26, 1966 18 oz Aug 30, 1929 11 Dow: $41 Gold: $21 Dow: $867 Gold: $850 Market Timing – Gold vs DJIA Dow: $42,172 Gold: $3,369 Dow: $25 Gold: $21 13 oz Jun 18, 2025

0 2 4 6 8 10 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Commodities Are Cheap @ 55 Year Low Relative to Equities S&P GS Commodity Index vs S&P 500 (1970-2025) Tech Bubble Current Period Commodities Expensive vs Equities Commodities Cheap vs Equities 2008 Financial Crisis 1990 Gulf War Source: Bloomberg. As of June 18, 2025. Oil Crisis

13 Mining Industry As a % of Global Equities Global Mining Industry Aggregate Market Cap Relative to Total Global Stocks' Market Cap Today Source: Statista, S&P Global Market Intelligence, Tavi Costa, Crescat Capital LLC. As of May 13, 2025. 10% 10% 9% 9% 7% 6% 6% 6% 7% 7% 9% 11% 11% 11% 9% 8% 7% 6% 5% 4% 4% 3% 3% 2% 2% 1% 0% 2% 4% 6% 8% 10% 12% 1900 1905 1910 1915 1920 1925 1930 1935 1940 1945 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025

-100 -50 0 50 100 150 200 250 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Gold GDX GDXJ 14 Divergence: Gold (yellow) Running Ahead and Gold Equities (GDX ETF blue & GDXJ ETF red) Are Poised to Outperform Source: Bloomberg. Monthly chart. As of June 18, 2025. %

-50 0 50 100 150 200 250 300 350 Sep/2022 Dec/2022 Mar/2023 Jun/2023 Sep/2023 Dec/2023 Mar/2024 Jun/2024 Sep/2024 Dec/2024 Mar/2025 Jun/2025 MUX GDX GDXJ Nasdaq Gold Silver Copper Dow % Investments in McEwen Copper Stellantis ARS $30 B Nuton - Rio Tinto $30 M McEwen Copper completes $81.85 M financing incl. $25 M from Nuton - Rio Tinto Investments in McEwen Copper Stellantis ARS $42 B Nuton - Rio Tinto $10 M MUX's Relative Performance Over Past 33 Months Reduced debt by 39% 2023 EPS $1.15 Gold operations production met guidance Los Azules 2023 PEA published MUX +219% MUX Share Price US$ $12 $8 $4 Note: Data presented for illustrative purposes only. Historical returns do not guarantee positive future returns. Source: Bloomberg. Chart from Sep 1, 2022 (MUX $2.97) to Jun 18, 2025 (MUX $9.46). MUX convertible notes financing MUX's Relative Performance Sep 1, 2022 – Jun 18, 2025 GDXJ +144% GDX +130% ~1.5X Silver +106% ~2X Gold +98% Nasdaq +66% ~3X Copper +41% ~5X Dow +33% ~7X 16

McEwen Copper MUX Amount Share Price Market Value Ownership Value Value/Share Aug 2022 $82 M $10 $256 M 68.1% $175 M $3.25 Feb 2023 $30 M $19 $550 M 51.9% $285 M $5.29 ARS $30 B1 Oct 2023 $10 M $26 $800 M 47.7% $382 M $7.09 ARS $42 B2 Oct 2024 $56 M $30 $984 M 46.4% $457 M $8.47 McEwen Copper Private Financings: $453M Completed 2 Large Shareholders – Rio Tinto (Nuton) & Stellantis M - millions, B - billions Excludes 1.25% NSR on Los Azules & Elder Creek 1. Equivalent to US$155 M @ Official FX 2. Equivalent to US$120 M @ Official FX McEwen Copper’s Growing Impact on MUX Share Value 17

McEwen Mining: More Value to Potentially Surface

Management's Estimate of Value. *Sum of Its Parts.*

MUX's Assets		Range of Estimated $US Value per MUX Share[1] Low	High
McEwen Copper (46.4%)[2]	Los Azules	$8.47 [3]	$29.04 [4]
Royalty Portfolio		$0.65 [5]	$0.65 [5]
Gold & Silver[6]		$8.10 [7]	$24.30 [8]
Total		**$17.22**	**$53.99**

MUX's Closing Share Price on NYSE on June 18, 2025
$9.46

Based on NYSE closing share price on June 18, 2025.

Notes

1. McEwen Mining has **53.9M** shares, as of June 18, 2025, estimated by McEwen Mining management.
2. McEwen Mining owns **46.4%** of McEwen Copper, as of June 18, 2025, which owns the Los Azules and the Elder Creek projects.
3. (US$984M x 46.4%) / 53.9M, = $8.47 using McEwen Copper's implied market value of **US$984 million** on October 24, 2024.
4. ($4.5B x 75% x 46.4%) / 53.9M = $29.04, using 75% of BHP / Lundin US$4.5 B deal for Josemaria's and Filo del Sol's copper deposits on July 29, 2024.
5. Estimated at **$35M** / 53.9M, based on 1.25% NSR on Los Azules and Elder Creek, plus three other royalties.
6. Peer group (Jaguar Mining, Silvercorp, Fortitude, Endeavour Silver) Peers Avg EV/GEO = **US$7,195/ GEO**, MUX EV/ GEO = $4,398/ GEO. As of June 18, 2025. Using (MUX Midpoint Guidance GEOs x Peers Avg EV/GEO + MUX Cash – MUX Debt)/ MUX Shares taken at:
7. 50% discount to $16.20 market value; 8. 50% premium to $16.20 market value.

18

Financial Review Jeff Chan VP Finance

20 Current Financial Snapshot Liquidity Debt Gross Profit Adjusted EBITDA Improving working capital Cash1 $51 M Working Capital1 $45 M Positioning for project growth Convertible Debt US$110 M Closed in Feb 2025 Total Debt US$130 M Strong gold price environment Q1 2025 $10 M Q1 2024 $6 M Profitability in our operations Q1 2025 $9 M $0.16/share Q1 2024 $6 M $0.13/share 1 Cash and working capital are preliminary estimates presented as at May 31, 2025. Cash includes cash, cash equivalents, and restricted cash. Working capital represents our current assets less current liabilities.

21 2025 Guidance and Q1 2025 Performance Site Production Q1 2025 Production Guidance FY 2025 Cash cost Q1 2025 Cash Cost Guidance FY 2025 AISC Q1 2025 AISC Guidance FY 2025 Fox Complex 5,520 oz 30 – 35,000 oz $2,061 $1,600 – 1,800 $2,504 $1,700 – 1,900 Gold Bar 7,688 oz 40 – 45,000 oz $1,146 $1,500 – 1,700 $2,197 $1,700 – 1,900 100% Owned 13,208 oz 70 – 80,000 oz $1,528 $1,542 – 1,744 $2,325 $1,700 – 1,900 San José 10,924 oz 50 – 60,000 oz $2,575 $1,600 – 1,800 $3,047 $1,900 – 2,100 Consolidated 24,132 oz 120 – 140,000 oz $2,002 $1,550 – 1,750 $2,652 $1,800 – 2,000 Currently maintaining production and cost guidance at our operations as follows: • Fox Complex: Mining production improved during Q2 compared to Q1 2025, and we remain on target to meet production guidance through the remainder of the year. Unit costs declined accordingly and we also expect to meet cost guidance for 2025. • Gold Bar: Capital stripping finalized at Pick and is on track to meet production and cost guidance for 2025. • San José: While on track to meet production guidance, we continue to monitor inflationary pressure on local Argentine costs.

Operations Bill Shaver Chief Operating Officer

23 Building the Future of McEwen Mining Fundamental Strengths of McEwen Mining • Excellent Safety Performance at All Operations and Exploration Projects, Including Contractors. • Environmental Stewardship Excellent at All Operations. • Exploration Success, Gold Resources Now Headed Toward 4.0 Million Ounces. • Significant Cash Flow from Operations. • Building for the Future at Stock and Grey Fox. • Building the Future at Gold Bar and Timberline. • Planning the Future of El Gallo. • Operations Extended into 2030’s. • Building the Long-Term Mega Future at Los Azules. • Our People Are the Key to Our Success.

24 Building the Future of McEwen Mining What Will the Next 5 Years Look Like for Timmins • Froome ▪ Will extend to mid-year 2026 due to new better grade mineralization at Froome West (+3.0 g/t), which we are starting to mine • Stock Mine and Mill ▪ Ramp Access to the Stock Mine underground started ▪ Stock Mine is dewatered and the Ramp will access the mine at the 4th Level in Q1 2026 ▪ Mining planned to start in 2026 • Grey Fox ▪ Started the Study & Permitting Phase of Grey Fox Mine, which we plan to have in production in 2028 ▪ Project Director Kevin Bromfield gives us a view of this later in the presentation ▪ Mined material will initially go to Stock Mill but we see a new bigger mill in the future of Grey Fox • Long Term Objective: Reaching 100,000 ounces annual gold production by 2030

25 Building the Future of McEwen Mining What Will the Next 5 Years Look Like for Gold Bar & Timberline • Gold Bar - will continue mining and exploration into 2030. • Gold Bar South - will mine all known resources in 2026. • Timberline assets - will continue working on permitting, hoping to be in production in 2027. • Adrian Blanco and Bob Kastelic will speak further to this. What Will Mexico Contribute • We hope to be able to start producing a small amount of Gold and Silver in Mexico at the same time as reclamation work continues but this will be challenging due to the permitting pace and the opposition to open pit mining.

Operations Adrian Blanco S. Director of America and Mexico Operations

27 Gold Bar Mining Operation in Nevada Strong Performance in 2024 - Excellence in Safety, Production, Cost Control & Mine-Life Expansion 1) Safety: 5.3 years without Lost Time Injuries - and still counting. 2) 44.6 Koz Gold Production: 7% above guidance & higher than 2023. 3) Strong Control of Costs/oz: $1,425 Cash Cost (below guidance) & $1,677 AISC (within guidance). 4) Mine-Life: >2 years expansion through exploration success & stronger gold prices (before Timberline Resources integration). Outlook for 2025 - On Track to Meet or Exceed Guidance Production: 43-45 Koz Gold. Costs/oz: ~$1,600 Cash Cost & ~$1,800 AISC, within guidance. (considers the high stripping phase). To Reiterate, Our People Drive Our Success.

Exploration Nevada Projects Bob Kastelic Exploration Manager

Nevada Exploration Projects| Location Map

Projects in Northern Nevada

- 2025 Exploration Budget **US$7 M**
- **36,000 m drilling** planned for 2025

Active Projects

- Carlin-Type Deposits On Battle Mountain-Eureka Trend, South of Cortez:
  - **Gold Bar**
  - **Timberline Eureka**
- In High-Grade Epithermal Vein District North of Lovelock:
  - **Seven Troughs**



Battle Mtn-Eureka Trend
Midas South
Winnemucca
Elko
Seven Troughs
Elder Creek
Slaven
Cortez
Lovelock
Tonkin
New Pass
Reno
Gold Bar
Timberline Eureka
Eureka
Carson City
N
Active Projects
Inactive Projects
100 miles
Las Vegas

29

Dec 2024 Gold Bar Resources & Reserves1 : 221,900 oz Gold @ 0.64 g/t Proven & Probable 95,900 oz Gold @ 0.68 g/t Indicated 7,900 oz Gold @ 0.59 g/t Inferred - 2024 Production 44,600 oz Gold - Added 55,700 oz Gold in 2024 (net of production) - Discovery cost per oz Gold: US$70 Near-Mine Targets - Gold in Drill Intersections >1 g/t Gold at: Taurus, Rook, Hunter, Saddle, Jug Handle 1 Resources are presented exclusive of Reserves 30 Gold Bar Complex | Advancing Brownfields Targets in 2025

• Located 30 miles from Gold Bar • Lookout Resource (2024 acquisition from Timberline) 423 Koz Gold @ 0.017 oz/T (0.56g/t) Measured & Indicated 84 Koz Gold @ 0.011 oz/T (0.39g/t) Inferred • Windfall Potential Open-Pit and underground oxide potential containing 100-200 Koz Gold @ 0.75-2 g/t • Past Production 154 Koz Gold @ 0.10-0.3 oz/T (3.4-20 g/t) from Lookout and Windfall • 2024 Drilling Program Strong exploration results at Windfall 31 Timberline Eureka Property Lookout and Windfall Projects Windfall Lookout Mountain

32 Timberline Eureka Property Windfall Project Potential for 100-200 Koz Gold Open-Pit Oxide Grading 0.75-2 g/t

Lookout Mountain Exploration 2025 Drilling Program – 5,000 m • Convert 84 Koz Gold Inferred Resources to Indicated • Resource Definition to better determine shapes of mineralized zones • Extend Mineralization along strike and at depth • Core for Metallurgical Test Work and geologic data to define controls to mineralization 33 Timberline Eureka Property Lookout Mountain Project

Early 1900's Gold Production averaged 1.2 oz/T (41 g/t), one of the highest-grade historical districts in Nevada High-Grade Epithermal Vein Mineralization: o >1 oz/T Gold left behind in flooded stopes at 1,000 ft depth o >1 oz/T Gold in legacy drill holes o Near-Surface Mineralization Exploration potential includes both underground and open-pit targets Timberline Property Seven Troughs Project Scale in Miles 34 Gold Specimen from Seven Troughs

Operations Rory Greyvensteyn, Director of Operations, Canada

36 Fox Complex – Froome Mine Strong Safety Culture - No Lost-Time Injuries Zero Environmental Reportable Incidents Mine Life Extended to Q2-2026 • Budget plan had production ending in 2025 Gold Production • 2024 – 30,000 oz Au • 2025 Jan - May – 8,000 oz Au • 2025 Forecast – 30,000 oz Au

37 Fox Complex – Froome West Zone March 2025 Mineable Inventory Update • 232 Kt @2.54 g/t Gold = 19 Koz Gold June 2025 Mineable Inventory Update • 191 Kt @ 4.34 g/t Gold = 27 Koz Gold • 8 Koz Gold increase through a 5-week drill program! Phase 2 Infill & Definition Drill Program Ongoing • Estimated completion July 2025 Longer Term Potential Very Good.

• Mine development operations proceeding @ Stock Project • Commercial production planned to begin in 2026 • East Zone Resource: 75,000 oz Gold @ 2.70 g/t Indicated & 50,000 oz Gold @ 2.66 g/t Inferred • Total Stock Project Resource: 281,000 oz Gold @ 3.12 g/t Indicated & 182,000 oz Gold @ 2.87 g/t Inferred • Good exploration potential at all three Stock zones Stock Project | Operational & Closure Plan Permit Received 38

Exploration Fox Complex Sean Farrell Exploration Manager

Fox Complex • Production to Date: 3.3 M oz Gold • Resources: 2.2 M oz Gold M+I @ 3.64 g/t & 0.8 M oz Gold Inferred @ 3.18 g/t • Primary & Secondary Structural Controls: >30 km • 2025 Exploration Budget: US$10 M 40 Fox Complex | Resource Building & Exploration Success In the Timmins Camp (>70 M oz Gold Production) 0.1 M oz Au Production >1 M oz Au Production 2.2 M oz Au Production

41 Stock Project | Resources and Exploration Potential Stock Gold Resources1 Indicated West & Main 206,000 oz Gold @ 3.31 g/t East 75,000 oz Gold @ 2.70 g/t Total Indicated 281,000 oz Gold @ 3.12 g/t Inferred West & Main 132,000 oz Gold @ 2.96 g/t East 50,000 oz Gold @ 2.66 g/t Total Inferred 181,000 oz Gold @ 2.87 g/t 1 Numbers may not sum due to rounding

Grey Fox | A 2 Million oz Gold Deposit Drilling Highlights Drillhole Grade (g/t Gold) Width (m) 24GF-1508 10.2 11.1 24GF-1511 46.3 1.3 24GF-1513 11.2 5.8 24GF-1520 17.7 8.0 25GF-1525 12.9 4.3 25GF-1528 5.5 10.5 25GF-1537 8.6 8.7 25GF-1537 4.4 13.4 25GF-1539 12.4 10.7 25GF-1548 4.0 30.1 All assay intervals represent true widths. 42 g/t Au / m (true width) Stroud

Grey Fox | Exploration Horizons 43 • At least two exploration horizons for Fox East have been identified • Geophysics-targeted drilling within the Black Fox Horizon & Grey Fox Horizon to continue during H2 2025 • Step-out drilling Northwest of the historical Gibson Ramp to continue building the Grey Fox resource

Gibson Zone | Good Grades & Widths: Open to the Northwest 44 500 Meters Location Map of Cross Section A-A’ Drillhole Grade (g/t Gold) Width (m) 24GF-1460 10.2 3.1 24GF-1475 5.2 5.9 24GF-1513 3.0 10.7 24GF-1513 11.2 5.8 25GF-1525 4.2 3.2 25GF-1525 12.9 4.3 25GF-1525 15.3 2.7 25GF-1539 12.4 10.7 25GF-1548 17.8 2.4 25GF-1548 4.0 30.1 Drilling Highlights 12.4 / 10.7 12.9 / 4.3 4.0 / 30.1 15.3 / 2.7 17.8 / 2.4 3.0 / 10.7 10.2 / 3.1 5.2 / 5.9 4.2 / 3.2 11.2 / 5.8 Gibson Zone Cross Section Looking Northeast +/- 50 m g/t Au / m (true width) Legend Gold composites: All assay intervals represent true widths

45 Grey Fox | Expanding the Resource Base Year End 2024 Resource Update • 32% Increase to the Indicated Resource & 95% Increase to the Inferred Resource • Whiskey Jack: 116,000 oz Gold @ 5.69 g/t Indicated, represents 97% of the zone’s resource and remains open for drilling at depth • Discovery cost per ounce of Gold: US$ 15 (since the 2021 PEA resource estimate) 458,000 oz Gold @ 3.30 g/t Inferred 1,538,000 oz Gold @ 3.64 g/t Indicated

68,500 m of drilling planned for 2025, with a focus on: • High-priority areas: Gibson, Grey Fox South (GFS) & Whiskey Jack • Strategic exploration pursuing long-term growth ▪ Emphasis on geophysical drill targeting during H2 2025 Gibson Zone expansion drilling: • Returning good grades & widths • Targeting the addition of 100,000 to 150,000 oz Gold to the next resource update Working towards a Pre-Feasibility study to build long-term value 46 Grey Fox | Near-Term Ounces, Long-Term Growth

Operations Kevin Bromfield Project Director Grey Fox

Grey Fox Project

Opportunity:

- Leverage successful resource growth for the **next phase of production growth in Ontario**

2024 Mineral Resource Estimate ~2M Ounces

Classification	Tonnes (Kt)	Au Grade (g/t)	**Contained Au (oz)**
Indicated	13,135	3.64	**1,538,000**
Inferred	4,319	3.30	**458,000**

- Exploration continues with **>30,000 m** drilled to date in 2025.

12-Month Outlook: Advance Engineering to Pre-Feasibility

- De-risk project by leveraging existing knowledge, infrastructure & permits
- Detail staged construction & production plans for **7–10 year extension** of mining at Fox Complex
- Begin community consultations


Fox-East Property
Froome
Black Fox
Map Area
N
Whiskey Jack Zone
Contact Zone
147 NE Zone
147 Zone
South Zone
Gibson Zone
500m
5373000 N

48

Operations Channa Kumarage, Technical Services Director

50 Fox Complex - Strong Safety Culture - No Lost - Time Injuries - Zero Environmental Reportable Incidents - Mine Life Extended to Q2 - 2026 at Froome - Stock Project Development in progress - Grey Fox Project – Progressing to Pre -Feasibility study

51 Stock Project Project Capital: $80 - $100 M Anticipated Production: >50 Koz Gold/ yr Expected AISC: <$2,000/ oz Gold Projected Mine Life: 6-8 years Construction Capital Development Commercial Production 2024 2025 2026 Project Status

52 Gold Bar - Strong Safety Culture - No Lost -Time Injuries - Zero Environmental reportable Incidents - Mine Life extended to H2 2029 - Continued delineation drilling to identify near term targets

53 MUX – The Future Is Bright!

San José Stefan Spears VP Corporate Development

San José Mine N Newmont Cerro Negro Mine Production:1 2023 269,000 oz Au 2024 238,000 oz Au 2025E 250,000 oz Au 20 km 12 miles San José Argentina Property outline 49% MUX Ownership/ Non-operator 1. Newmont reports. San José Mine Encircles Newmont’s Cerro Negro Mine, Deseado Massif, Argentina

Financial Outlook Perry Ing CFO

Outlook – Growth Self-Funded Through Operating Free Cash Flow *100% held operations, excludes San Jose *Free Cashflow: After Tax Cashflow from Operations less Sustaining CapEx 57

Outlook - Self Financing Remains Viable in Face of Gold Price Volatility *100% held operations, excludes San Jose 58 *Free Cashflow: After Tax Cashflow from Operations less Sustaining CapEx

59 Adjusted EBITDA Outlook • Based on the growth profile of our operations at both Gold Bar and the Fox Complex, we expect significant improvements in Adjusted EBITDA • Key assumptions include a gold price of $3,350/oz and a stable foreign exchange environment. • During 2025, we expect to meet our production and cost guidance at our operations as previously described. • Adjusted EBITDA removes the investment impact of McEwen Copper on our operational results, which we currently expense under US GAAP.

Adjusted EPS Outlook Estimated earnings based on current project pipeline *Adjusted EPS excludes income (loss) from investments in McEwen Copper and MSC (San Jose Mine) *Based on Gold Price of $3,350 for 2H 2025 through 2030 60

McEwen Copper Michael Meding VP & GM

Why Invest in Copper? 62 1. Copper Powers the Energy Transition Demand for copper is rising with the growth of electric vehicles, AI data centers, and expanding power grids. North America and Europe are aiming to securing supply, while demand in India, ASEAN nations, and the GCC is accelerating. 2. New Mines Are Urgently Needed Meeting future demand requires 900,000 tonnes of new copper capacity every year. Yet, permitting delays (7–10 years) and geopolitical instability (e.g., Panama) are making new mine development more difficult. 3. Supply Security Is Driving Protectionism Despite large reserves, the US still imports 30–40% of its refined copper due to limited smelting. Europe faces even greater constraints. Both regions are pushing to secure supply chains and invest in domestic production. 4. Concentrate Market Remains Tight Smelter expansion has outpaced concentrate supply, driving treatment and refining charges (TC/RCs) into negative territory. With low utilization and tight supply, the concentrate market will remain under pressure.

Source: BMO Equity Research Copper – A Prime Investor Preference Across Commodities 63 “The global demand for copper is 27 million tonnes. With prices averaging $9,177 per tonne in April 2025, this translates into annual market demand of $250 Billion. ” “Demand is projected to rise significantly, driven by the global transition to clean energy and electrification. Analysts estimate that annual demand could reach 36.6 million tonnes by 2031, and potentially over 50.0 million tonnes by 2050. ”

1 - Subject to financing, macroeconomic conditions, permits, etc. 64 Los Azules Copper cathodes palleted for shipment to global markets. Quality copper cathodes can be directly used in industrial applications such as copper wire, sheet,tubing etc. General Description Los Azules is a low environmental footprint copper project that will produce high-purity copper cathodes (99.99%) from open pit mining, heap leach processing, and solvent extraction and electrowinning (SX-EW). It will become Argentina’s 1 st industrial-scale copper cathode producer. Key PEA Highlights • Production start: 2029-2030 • Annual nominal production: 175,000 tonnes/yr (385M lb/yr) • Carbon neutral by 2038 • 100% powered by solar, hydro & wind power • Among the lowest H20 consumption projects in the region • Strong support from local community & government 1

Argentina | Emerging Tier 1 Mining Jurisdiction | Strong Copper Potential *Ranking based on the 20 largest copper mines in the world in 2021 by production capacity. https://elements.visualcapitalist. com/the-largest-copper-mines-in-the-world-by-capacity/ Pelambres Antofagasta Andina Codelco Los Bronces Anglo American Antamina Teck Las Bambas MMG Cerro Verde Freeport-McMoRan Taca Taca First Quantum Escondida BHP/Rio Tinto MARA Glencore Los Azules McEwen Copper (MUX, Rio Tinto, Stellantis) Josemaria Lundin - BHP Filo del Sol Lundin – BHP Veladero Barrick/Shandong Altar Aldebaran Resources El Pachón Glencore 65 MINE DEVELOPMENT Chile & Perú produce 40% of the world's copper production Multiple In-Country Key Industry Players Vicuña JV

Argentina's Large Investment Incentive Regime (RIGI)

- Designed **to attract foreign investment** to a variety of sectors in Argentina
- RIGI **includes mining**, a key pillar to country's plans for economic growth
- **Key Benefits:**

Long-term Certainty	-	30-year fiscal stability guarantee, protecting investors from future provincial tax increases.
Financial & Regulatory Stability	-	Assured currency repatriation rights and access to international arbitration.
Attractive Fiscal Environment	-	Total fiscal burden reduced from >50% to ~38%, significantly enhancing investment appeal. VAT incentives, and import/export duty exemptions.

- On Feb 11, 2025 **McEwen Copper applied for admission** of the Los Azules copper project to RIGI.
- RIGI fiscal & financial/ tax benefits will result in **significant improvement to NPV & IRR** for Los Azules.

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Argentina Is Fast Becoming an Attractive Mining Investment Destination

1.	Dec 10, 2023	-	**Major Geopolitical Shift** with the election of pro-business President Javier Milei
2.	July 8, 2024	-	**Large Foreign Investment Incentive Regime Approved** – potential to significantly increase Los Azules NPV
3.	July 29, 2024	-	**BHP, World's Largest Miner Completes US$4.5 Billion Copper Deal** with Lundin Mining, consolidating the Filo del Sol & Josemaria Deposits in San Juan province, Argentina
4.	Aug 23, 2024	-	**United States Strengthens Relationship** with Argentina by signing a Memorandum of Understanding to strengthen cooperation on critical minerals
5.	Oct 8, 2024	-	**Rio Tinto, World's 2nd Largest Miner Buys** Arcadium for US$6.7 billion for lithium mines in Argentina, Australia & Canada
6.	Nov 7, 2024	-	**Rio Tinto's Nuton Technologies Options** Aldebaran's Altar Copper Deposit in San Juan province, Argentina. Nuton can acquire 20% by making staged payments totaling US$250 Million
7.	Dec 12, 2024	-	**Rio Tinto Announces $2.5 Billion Expansion** of its Rincon Lithium Mine in Salta
8.	May 4, 2025	-	**Lundin Mining / BHP Announce New Cu, Au, Ag Resource** for Vicuña JV, making it one of the largest copper resources on the planet
9.	Jun 10, 2025	-	**Argentina and France to Sign Deal** on critical minerals and nuclear energy worth US$571 Million to strengthen industry resilience

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Los Azules – Milestones Achieved

A Year of Strategic Milestones and Operational Excellence

- McEwen Copper steadily advancing the Los Azules copper project in San Juan, Argentina.
- >1.79 M work hours logged since July 2023 with **no Lost Time Incidents or Environmental Events.**

Key Highlights

- **Signed MOU with YPF Luz Engineering, Construction, Operation & Financing of Power Line**

- **Environmental Approval:**
  The **Environmental Impact Assessment (EIA)** for construction and operations approved in Dec 2024, our most important regulatory milestone yet.

- **Application to the Large Infrastructure Investment Regime (RIGI):**
  Applied to RIGI in Feb 2025. If approved, it will bring major tax benefits and legal stability.

- **Drilling & Technical Progress:**
  >**204,000 m** resource & metallurgical drilling completed. Feasibility Study updates include resource modeling, geotechnical & hydrogeological work, and metallurgical testing confirming PEA recoveries.

- **Mine Planning, OPEX & CAPEX Estimation Near Completion:**
  Mine plan optimization, OPEX & CAPEX estimation well advanced, major trade–off studies complete.



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Financial Momentum & Investor Engagement Raised $56M in private placements — including $35M from Nuton/Rio Tinto at $30/share — bringing Nuton’s total investment to $100M and valuing McEwen Copper at $984M (100% basis) or $8.47 attributable per McEwen Mining share. Actively pursuing additional equity and debt financing. Q1 spending totaled $24M, below budget. Strengthening ESG and Community Trust Engaged >4,000 residents through 71 meetings, reaching >80% of Calingasta’s economically active population. Door-to-Door survey showed 97% acceptance and 94% trust in our project. Initiated alignment with IFC Performance Standards to strengthen ESG credentials and unlock multilateral, export credit agency and syndicated funding. 2025 Outlook: Planning & Execution On track to complete the Feasibility Study beginning of Q3 and initiate basic engineering to support a Final Investment Decision. Intensifying strategic investor engagement as we prepare for a potential IPO. Progressing an ESIA addenda that is IFC performance standard compliant to support multilateral, ECA and DFI financing to prepare for construction readiness. 69 Los Azules – Current Milestones and the Path Forward

70 Feasibility Study Achievements Feasibility Study Nearing Completion – Q3 2025 Resource Model Update • Incorporated all the resource drilling in the model, a total of 178,027 meters Mining Engineering • Focused on mining schedules following strategic planning grade profile • Continued discussions with equipment suppliers to optimize equipment class, improve equipment costs and truck payloads • Electrification of mine operations continues to be a focus Metallurgy • All Conventional Column testing completed – final analysis of 37 columns underway, results consistent with 2023 PEA • Nuton® Large Column test completed: Preliminary recoveries as expected; mine planning, system design and CAPEX/OPEX being finalized for study. Infrastructure • Finalizing Access Road design, including detailed engineering, CAPEX/OPEX assessments, and routing optimization. • Updated Initial Camp design to include regenerative concepts Copper cathode produced at metallurgical testing facility in Chile with Los Azulesleach testing solutions.

71 Feasibility Study Achievements Process • Heap Leach Pad designed to include design criteria consistent with ICMM, IFC and other international standards • Process Areas feasibility design complete • OPEX complete; pending final mine schedule update Hydrogeology • Completed Pump Testing for vegas, pit dewatering and water supply CAPEX • Updating costs for the FS to be current as of Q1 2025 Third-Party Reviews • Completed for: Geologic Modeling, Metallurgy, Geotechnical, Hydrogeology, Constructability, Logistics, Operations, Sulfur Supply, Project Execution, Contracting, Financial Modeling, Tax Modeling, and Mining Initial construction and operations camp upgraded with regenerative design concepts. Regenerative Concepts Continue to Be Incorporated • Reducing consumption of water, power and land • Maximizing electrification and renewable power use • Minimizing site staffing and improving accommodations

- AZ22174: 0.29% Cu / 1,052 m incl. 0.42% Cu / 480 m coincides with a prominent Deep Geophysical anomaly - AZ23241: over 400 m North ofAZ22174 encountered 202 m of 0.20% Cu with last 12 m grading 0.44% Cu - Long intercepts of between 0.2% to 0.3% Cu occur in the southern exploration holes - AZ24338 intercepted 0.31% Cu over 70 m Recent Exploration Suggests Los Azules Could Get BIGGER! 72 553 m N 4000 Elev Dark Light grey grey = = 2023 Unconstrained base case pit mineable shell pit shell S 2500 Elev AZ22174 (1,128m) AZ23241 (740m) 3000 Elev 3500 Elev 553 m 400 m AZ24336CC AZ24339CC AZ24338 Hole AZ22174 is 1,128 m deep, more than twice the height of the CN Tower 500 meters 600 m 0.20% Cu/ 202.0m 0.31%Cu/ 70m 0.21%Cu/ 276.3m 0.23%Cu/ 180m 0.29%Cu/ 1052m Incl.1.46%Cu/ 26m 0.42%Cu/ 480m North of Los Azules South of Los Azules

Our property contains 7 new exploration targets with large porphyry systems: Ground reconnaissance, concession-wide aerial magnetotelluric data, and initial drilling have identified promising potential Porphyry Copper deposits. Refined geologic sampling of the region and additional geophysics planned for Q4. New District Exploration Targets at Los Azules 73 1 2 3 6 4 5 7 Los Azules Open Pit Total Magnetic Intensity (nT) Survey of Los Azules area LOW HIGH 0 2.5 5 Km N 1. Mercedes 2. Porfido Norte 3. Las Leñas 4. Azufre Noreste 5. Porfido Este 6. Tango 7. Vetas Rio Cerrado

TANGO MERCEDES Exploration of Targets at Los Azules AZE2505C: 74 m (depth) Azurite: Cu₃(CO₃)₂(OH)₂ - secondary mineral in the oxidized zones of copper deposits. 500 m (depth) Biotite Veinlets with K-feldspar halo - common in hydrothermal systems 74 AZE2505C: 85 m (depth) Chalcanthite: CuSO₄·5H₂O - found in oxidation zones of copper deposits AMR2501: 396 m (depth) Chalcopyrite: CuFeS₂ - abundant in copper ore

Porphyry Target | Tango Area



N
Tango Area
0
2.5
5
Km

Total Magnetic Intensity (nT) Survey of Los Azules area



22762 22879 22903 22920 22937 22951 22967 22989 23025 23626
LOW
HIGH

***Tango**: High Potential Subsurface Mineralization*

Preliminary and ongoing drilling has confirmed copper oxide and sulfide mineralization, consistent with a vertically zoned porphyry system. Additional drilling is planned to confirm the deeper porphyry source.

Drillhole Data

AZE2403 • 394-500 m @ 0.11% Cu – Broad zone with **chalcopyrite**, suggesting early-stage **subsurface enrichment**.

AZE2404 • 312–324 m @ 0.11% Cu – **Copper sulfide veinlets** with **bornite and molybdenite**, consistent with hypogene porphyry mineralization.
• 416–422 m @ 0.23% Cu – Higher-grade interval at depth with **chalcocite and bornite**, indicating enrichment within the sulfide zone.

AZE2505C • 52–94 m @ 0.14% Cu – **Shallow oxide zone** with visible **malachite, azurite, and chrysocolla**, supporting a supergene copper cap.

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Porphyry Target | Mercedes Area


N
Mercedes Area
0 2.5 5 Km

Total Magnetic Intensity (nT) Survey of Los Azules area


22762 22879 22903 22920 22937 22951 22967 22989 23025 23626
LOW
HIGH

Mercedes: Surface Molybdenum & Porphyry Indicator

Moderate molybdenum-bearing B-type veining and strong alteration indicate proximity to a porphyry center, with high-grade molybdenum highlighting a compelling new porphyry target.

- **Surface samples >1000 ppm Mo**, a major increase from 20–50 ppm historic values.
- **A–D porphyry veins**, consistent with porphyry-style mineralization.
- **Hydrothermal breccia & advanced argillic alteration** point to a nearby mineralized center.
- **Jarosite & goethite at surface** reflect oxidation of sulfide-rich systems.
- **Drillhole AMR2501 intersected multiple intrusive phases**, indicating several mineralizing events.

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Porphyry Target | Porfido Norte


N
Porfido Norte
0
2.5
5
Km

Total Magnetic Intensity (nT) Survey of Los Azules area


LOW
HIGH

Porfido Norte: Concealed Porphyry Target

All indicators point to a concealed porphyry system at depth, making Porfido Norte a high-priority target for future drilling.

- **Volcanic breccia** containing **porphyry clasts and elevated molybdenum** suggests proximity to a mineralized intrusive source.
- **Geophysical survey** detected a strong anomaly at ~300 m depth, consistent with a **concealed porphyry center**.
- **Field mapping** outlines a **multi-phase intrusive complex** with early **potassic alteration overprinted by sericitic halos** — a classic porphyry zonation pattern.
- **These features define a high-priority exploration target** with strong potential to **expand the mineralized system at depth**.

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McEwen Copper | Led by an Experienced Board



Rob McEwen, Chairman
Founder of Goldcorp, where he took the company from a market capitalization of $50 million to over $8 billion. At McEwen Mining (MUX) he owns 15% of the company and takes a salary of $1/ year. The cost of his investment in MUX and McEwen Copper exceeds US$205 million.



Sergio Fuentes
Over 35 years in mining spanning operations, engineering, and project management. Mr. Fuentes held senior leadership roles at Codelco and Antofagasta Minerals, overseeing major copper projects and strategic development initiatives.



Michael Meding
Over 20 years of international experience, primarily with major mining companies such as Barrick Gold and Trafigura, including extensive experience with project development and operations in Argentina.



William Shaver
Mining Engineer, ICD.D executive with over 50 years of management executive experience in all facets of mine design, construction & operations. Founder of Dynatec Corporation, one of the leading contracting and mine operating groups, former COO of INV now COO of MUX.



David R. Beatty
Served on 39 (10 mining) different boards of directors in Canada, America, Mexico, Australia and England, and has been chairman of 9 (5 mining) public companies. Professor Emeritus of Corporate Governance, University of Toronto.



Serge Gattesco
Chartered Professional Accountant with 35 years of experience, 10 years as Managing Director for PWC Canada, advising and servicing a wide range of clients including mining.



Adam J. Burley
Over 20 years pursuing copper growth. Founder and CEO of Nuton, a Rio Tinto technology venture that is now rapidly scaling and a key component of Rio Tinto's growth strategy.



Juliano Almeida
Senior Vice President responsible for Purchasing and Supply Chain at Stellantis in South America and more than 20 years of experience in the automotive industry.

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Over 250 years' combined experience attop tier mining projects & operationsin San Juan, Argentina, withmajor mining companiessuch as: 79 Los Azules Management Team | Deep Experience Plus a Track Record of Success In San Juan Province

McEwen Copper Positioned as the New Vehicle for Copper Growth

Key Attributes of the McEwen Copper Story

1. World-class Resource Not in the Hands of a Major
2. Argentina - Emerging Tier 1 Lithium & Copper Mining Jurisdiction
3. Robust Economics Throughout Price Cycles
4. Mining for the Modern World With Regenerative Principles + Low Carbon Intensity
5. Significant Upside Potential From Nuton Technologies & Exploration
6. Backed by Key Strategic Partners

   STELLANTIS nuton RioTinto
7. Experienced Board and Management Team



80

81 A carbon-negative copper mine. Inspiring change in the mining industry. A safe and healthy mine. Building a technologically advanced mine. A positive & highly desirable workplace. Net-positive ecological impact. Supporting the world’s transition to renewable energy. Our Vision of a Mine Designed for the Future

Future Camp Video: t.ly/lAYts

Closing Remarks Rob McEwen Chairman & Chief Owner

Q & A

We Value Your Feedback We’d love to hear your thoughts! Please share any comments or suggestions about our presentation with us from the link below https://www.surveymonkey.com/r/PR27TQN 85

Appendix

McEwen Mining (MUX) 46.4% Stellantis 18.3% Nuton/ Rio Tinto Venture 17.2% Rob McEwen 12.7% Victor Smorgon Grp 3.1% Others 2.3% World’s 6th Largest Auto Manufacturer1 Subsidiary of World’s 2nd Largest Mining Company2 Founder of Goldcorp Inc. Grew Market Cap From $50 Million to $8 Billion 100% 100% 46.4% Andes Corporacion Minera 1. Source: 6th largest by units sold in 2024. https://www.focus2move.com/world-car-group-ranking/ 2. Source: https://www.mining.com/top-50-biggest-mining-companies/ McEwen Copper owns 100% of the Los Azules asset McEwen Copper: 32.8 M Shares Outstanding Ownership: Private, Pre-IPO, Global Industry Investors 87

Los Azules | Global Leadership and Strategic Engagements 88 Michael Meding, Javier Milei, Rob McEwen Future Mineral Forum Saudi Arabia 2025 CEO Roundtable at the Toronto Stock Exchange Michael Meding, EU Raw Materials Week 2024 , Brussels Visit of the Canadian ambassador Stewart Wheeler to Los Azules offices

Los Azules | Global Leadership and Strategic Engagements Visit of German Ambassador Dieter Lamlé. Joined by German Consul Andreas Vollmer. Visit of former Canadian ambassador Reid Sirrs to the Los Azulessite South America CRM Coalition of the Willing organized by the EU. Only copper project present. Meeting in San Juan with Swedish Ambassador Torsten Ericsson 89

Los Azules | Global Leadership and Strategic Engagements Michael Meding, Arminera 2025. Buenos Aires IFC representatives visited Los Azules to gain a deeper understanding of the project Michael Meding at Bauma 2025, Munich, Germany 90 Visit of EU Ambassador Amador Sanchez Rico

•Designed to attract foreign investment to sectors in Argentina •RIGI includes mining, which is a key pillar to the country’s plans for economic growth •Key Benefits: • Corporate tax rate of 25% (currently 35%) • Accelerated depreciation on equipment and infrastructure • Unlimited loss carryforward • Unlimited interest deductions in 1 st 5 yrs • Tax on dividends 3.5% after 7 yrs (currently 7%) • No withholding tax on foreign technical services 1 Prior to, 20% available after 1 year and 40% after 2 years. Tax Benefits • Export proceeds freely available abroad for big projects 100% 3 yrs after the start-up of the project1 (currently 100% must be on-shored) • Financing proceeds freely available with no restriction to access AR foreign exchange when funds available abroad (currently with limitations) • Free accesstoforeign exchange marketforloans repayments, investments repatriations, or payment of interest & dividends (currently in practice heavily restricted) Foreign Exchange • Exports: Freedom to export products, with exemption of duties after 3 yrs(currently4.5%) • Imports: Freedom to import, with no quotas or restrictions, and exemption of duties on imports of capital goods (currently 0%-21%) • Construction VAT: Payable with tax credit certificate to be issued by the Government. Supplier can use or transfer (sell) the VAT credit to third parties Other 91 Argentina’s Large Investment Incentive Regime (RIGI) ✓ Improved fiscal and financial benefits to mining companies developing large-scale projects in Argentina ✓ Improved foreign exchange regime and ability to repatriate capital1 ✓ Stability on tax, customs and foreign exchange for a 30-year period On February 11, 2025 McEwen Copper applied for admission of the Los Azules copper project to RIGI. The RIGI fiscal and financial/ tax benefits will result in a significant improvement to NPV & IRR for Los Azules.